UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7686

Salomon Brothers Emerging Markets Income Fund II Inc.;
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902|
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: May 31
Date of reporting period: November 30, 2004

ITEM 1.      REPORT TO STOCKHOLDERS.

    The Semi-Annual Report to Stockholders is filed herewith.

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Letter from the Chairman

Dear Shareholder,

The bond markets generated positive returns over the six-month period ended November 30, 2004. Although prices declined early in the period, they stabilized over recent months. The pullback in bond prices, which tend to move opposite anticipated interest rate movements, was triggered by heightened concern about resurgent inflation and rising interest rates. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that generally can accompany it.

For the first time in four years, the Federal Reserve Board (“Fed”)[i] raised short-term interest rates during the six months ended November 30, 2004. The Fed raised its target for the closely watched federal funds rateii by 0.25% on several occasions, increasing it from a four-decade low of 1.00% in June to 2.00% in November, and then again to 2.25% on December 14th, after the fund’s reporting period had ended.

R. Jay Gerken, CFA Chairman and Chief Executive Officer

Emerging markets debt performed positively through the six months ended November 30, 2004, returning 13.82% as represented by the JP Morgan Emerging Markets Bond Index Plus (“EMBI+”)iii. Markets rallied over the summer—taking back losses in April and May—and performed strongly through the end of the period. Investors focused their attention on favorable country fundamentals and strength in commodity prices, such as metals, agriculture and oil. Despite concerns that high-energy prices might dampen a global recovery, the markets benefited from higher-than-expected global economic growth. Furthermore, continued progress on political and economic reforms and a generally positive macroeconomic environment led to a spate of bond rating upgrades or improved outlooks from credit rating services, which encouraged broader investor participation in emerging markets.

For the six months ended November 30, 2004, the Salomon Brothers Emerging Markets Income Fund II Inc. returned 19.39%, based on its New York Stock Exchange (“NYSE”) market price and 19.16% based on its net asset value (“NAV”)iv per share. In comparison, the fund’s unmanaged benchmark, the EMBI+, returned 13.82% for the same time frame. The fund also outperformed the Lipper emerging markets debt closed-end funds category average,v which was 15.35% . Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the fund distributed dividends to shareholders totaling $0.825 per share. The performance table on the next page shows the fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of November 30, 2004. Past performance is no guarantee of future results. The fund’s yields will vary.

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FUND PERFORMANCE
AS OF NOVEMBER 30, 2004
(unaudited)
		Six-Month
	30-Day	Total
Price Per Share	SEC Yield	Total Return

$14.37 (NAV)	7.60%	19.16%

$16.22 (NYSE)	6.72%	19.39%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. These yields are as of November 30, 2004 and are subject to change.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notifed Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

Looking for Additional Information?

The fund is traded under the symbol “EDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEDFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer
January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Leverage may magnify gains and increase losses in the fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The JP Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

iv	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.

[v]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 13 funds in the fund’s Lipper category, and excluding sales charges.

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Fund at a Glance (unaudited)

Investment Breakdown

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Schedule of Investments (unaudited)
November 30, 2004

Face
Amount	Security(a)	Value

Sovereign Bonds — 137.8%
Argentina — 3.3%
	Republic of Argentina:
$14,350,000	Discount Bond, Series L-GL, 3.500% due 3/31/23 (b)(c)	$7,964,250
6,650,000	Par Bond, Series L-GP, 6.000% due 3/31/23 (b)	3,738,547

		11,702,797

Brazil — 32.6%
	Federative Republic of Brazil:
2,000,000	12.750% due 1/15/20	2,600,000
22,580,000	12.250% due 3/6/30	28,676,600
7,030,000	11.000% due 8/17/40	8,096,803
42,214,386	C Bond, 8.000% due 4/15/14	42,450,786
4,910,333	DCB, Series L, 3.125% due 4/15/12 (c)	4,594,231
	FLIRB, Series L:
19,514,769	Bearer, 3.063% due 4/15/09 (c)	19,319,622
8,600,539	Registered, 3.063% due 4/15/09 (c)(d)	8,514,533

		114,252,575

Bulgaria — 0.8%
2,225,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	2,761,781

Chile — 2.3%
7,875,000	Republic of Chile, Collective Action Securities, 2.519% due 1/28/08 (c)	7,920,281

Colombia — 7.2%
	Republic of Colombia:
175,000	10.750% due 1/15/13	206,019
900,000	11.750% due 2/25/20	1,136,250
550,000	8.125% due 5/21/24	521,400
20,500,000	10.375% due 1/28/33	23,293,125

		25,156,794

Costa Rica — 1.7%
	Republic of Costa Rica:
3,500,000	8.050% due 1/31/13 (d)	3,535,000
1,625,000	6.548% due 3/20/14 (d)	1,482,813
800,000	9.995% due 8/1/20 (d)	876,000

		5,893,813

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)
November 30, 2004

Face
Amount	Security (a)	Value

Ecuador — 5.5%
	Republic of Ecuador:
$16,525,000	12.000% due 11/15/12 (d)	$16,814,187
3,055,000	8.000% due 8/15/30 (c)(d)	2,632,646

		19,446,833

El Salvador — 0.9%
2,975,000	Republic of El Salvador, 8.250% due 4/10/32 (d)	3,012,188

Germany — 7.2%
21,350,000	Aries Vermoegensverwaltungs GmbH, Russian Federation
	Credit-Linked Notes, Series C, 9.600% due 10/25/14 (d)	25,218,429

Malaysia — 3.1%
7,150,000	Federation of Malaysia, 8.750% due 6/1/09	8,475,313
1,975,000	Petronas Capital Ltd., 7.875% due 5/22/22 (d)	2,396,785

		10,872,098

Mexico — 18.7%
18,300,000	PEMEX Project Funding Master Trust, 7.375% due 12/15/14	20,011,050
3,300,000	Petroleos Mexicanos, 9.500% due 9/15/27	4,059,000
	United Mexican States:
7,973,000	5.875% due 1/15/14	8,038,777
7,100,000	6.625% due 3/3/15	7,488,725
1,925,000	11.375% due 9/15/16	2,810,500
20,250,000	Medium-Term Notes, Series A, 8.300% due 8/15/31	22,983,750

		65,391,802

Panama — 4.1%
	Republic of Panama:
3,000,000	7.250% due 3/15/15	2,970,000
3,106,000	9.375% due 1/16/23	3,447,660
6,120,000	8.875% due 9/30/27	6,456,600
1,585,134	IRB, 2.750% due 7/17/14 (c)	1,521,729

		14,395,989

Peru — 4.6%
	Republic of Peru:
6,775,000	FLIRB, 4.500% due 3/7/17 (c)	6,158,475
10,406,000	PDI, 5.000% due 3/7/17 (c)	9,820,663

		15,979,138

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)
November 30, 2004

Face
Amount	Security (a)	Value

The Philippines — 6.1%
	Republic of the Philippines:
$15,500,000	8.250% due 1/15/14	$14,976,875
6,025,000	10.625% due 3/16/25	6,265,699

		21,242,574

Russia — 19.3%
	Russian Federation:
5,935,000	11.000% due 7/24/18 (d)	8,034,506
1,125,000	12.750% due 6/24/28 (d)	1,783,125
58,000,000	5.000% due 3/31/30 (c)(d)	57,692,020

		67,509,651

South Africa — 2.8%
	Republic of South Africa:
1,675,000	9.125% due 5/19/09	1,980,687
7,400,000	6.500% due 6/2/14	8,010,500

		9,991,187

Turkey — 7.0%
	Republic of Turkey:
1,450,000	11.750% due 6/15/10	1,805,250
1,500,000	11.875% due 1/15/30	2,066,250
17,925,000	Collective Action Securities, 9.500% due 1/15/14	20,748,188

		24,619,688

Ukraine — 2.9%
	Republic of Ukraine:
6,031,839	11.000% due 3/15/07 (d)	6,318,351
3,700,000	5.330% due 8/5/09 (c)(d)	3,741,625

		10,059,976

Uruguay — 1.0%
4,050,000	Republic of Uruguay, Benchmark Bond, 7.875% due 1/15/33 (e)	3,483,000

Venezuela — 6.7%
	Republic of Venezuela:
3,925,000	5.375% due 8/7/10	3,670,856
9,776,000	8.500% due 10/8/14	10,191,480
3,425,000	9.250% due 9/15/27	3,567,994
	Collective Action Securities:
3,500,000	10.750% due 9/19/13	4,156,250
1,025,000	9.375% due 1/13/34	1,075,737
850,000	Par Bonds, Series A, 6.750% due 3/31/20	834,062

		23,496,379

	Total Sovereign Bonds (Cost — $467,972,093)	482,406,973

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)
November 30, 2004

Face
Amount		Security(a)	Value

Loan Participations (f) — 3.4%
Morocco — 2.7%
$9,745,923		Kingdom of Morocco, Tranche A, 2.781% due 1/2/09
		(CS First Boston Corp., JPMorgan Chase & Co.) (c)	$9,575,369
Russia — 0.7%
3,000,000		Russian Federation, Foreign Trade Obligation,
		zero coupon due 12/31/20 (Bank of America) (g)	2,370,000

		Total Loan Participations (Cost — $11,837,898)	11,945,369

Rights/
Warrants

Rights/ Warrants (g)(h) — 0.0%
2,000	Warrants	Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05.
		Each warrant exercisable for 12.914 shares of common stock.) (d)	0
55,335	Rights	Republic of Venezuela (Rights to purchase Discount Notes,
		zero coupon due 4/15/20)	0

		Total Rights and Warrants (Cost — $0)	0

Repurchase Agreements — 2.0%
2,913,000		Merrill Lynch Government Securities Inc. dated 11/30/04, 2.050% due 12/1/04;
		Proceeds at maturity — $2,913,166; (Fully collateralized by various
		U.S. Government agency obligations, 0.000% to 3.750% due 1/7/05 to 7/28/09;
		Market value — $2,971,283)	$2,913,000
4,000,000		UBS Securities LLC dated 11/30/04, 2.070% due 12/1/04; Proceeds at
		maturity — $4,000,230; (Fully collateralized by various U.S. Government
		agency obligations, 0.000% to 8.875% due 12/10/04 to 1/15/30;
		Market value — $4,080,013)	4,000,000

		Total Repurchase Agreements (Cost — $6,913,000)	6,913,000

		Total Investments — 143.2% (Cost — $486,722,991*)	501,265,342
		Liabilities in Excess of Other Assets — (43.2)%	(151,333,881)

		Total Net Assets — 100.0%	$349,931,461

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)
November 30, 2004

(a)	All securities are segregated as collateral pursuant to loan agreement, futures contracts and/or reverse repurchase agreements.

(b)	Security is currently in default.

(c)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Payment-in-kind security for which all or part of the income earned may be paid as additional principle.

(f)	Participation interests were acquired through the financial institutions indicated parenthetically.

(g)	Security is valued in accordance with fair valuation procedures.

(h)	Non-income producing security.

*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
C Bond —	Capitalization Bond
DCB —	Debt Conversion Bond
FLIRB —	Front Loaded Interest Reduction Bond
IRB —	Interest Reduction Bond
PDI —	Past Due Interest

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)
November 30, 2004

ASSETS:
Investments, at value (Cost — $486,722,991)	$501,265,342
Cash	936
Receivable for securities sold	38,171,709
Interest receivable	8,117,887
Deposits with brokers for initial margin on futures contracts	1,487,500
Prepaid expenses	1,431

Total Assets	549,044,805

LIABILITIES:
Payable for open reverse repurchase agreements (Notes 1 and 3)	87,327,000
Loan payable (Note 4)	75,000,000
Payable for securities purchased	35,350,538
Interest payable (Notes 3 and 4)	967,721
Management fee payable	299,442
Accrued expenses	168,643

Total Liabilities	199,113,344

Total Net Assets	$349,931,461

NET ASSETS:
Common stock ($0.001 par value, 100,000,000 shares authorized; 24,356,447 shares outstanding)	$24,356
Capital paid in excess of par value	329,118,190
Undistributed net investment income	6,662,204
Accumulated net realized gain from investment transactions, futures contracts and options	233,286
Net unrealized appreciation of investments, futures contracts and options	13,893,425

Total Net Assets	$349,931,461

Net Asset Value, per share ($349,931,461 ÷ 24,356,447 shares outstanding)	$14.37

See Notes to Financial Statements.

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Statement of Operations (unaudited)
For the Six Months Ended November 30, 2004

INVESTMENT INCOME:
Interest	$18,821,591

EXPENSES:
Management fee (Note 2)	1,726,948
Interest expense (Notes 3 and 4)	1,619,598
Custody	75,810
Shareholder communications	58,973
Audit	33,966
Legal	30,220
Directors’ fees	28,739
Transfer agency services	13,135
Stock exchange listing fees	8,432
Insurance	3,518
Loan fees	2,013
Other	5,502

Total Expenses	3,606,854

Net Investment Income	15,214,737

REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
FUTURES CONTRACTS AND OPTIONS (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	7,489,244
Futures contracts	5,403,347
Options	102,000

Net Realized Gain	12,994,591
Net Change in Unrealized Appreciation/Depreciation on Investments,
Futures Contracts and Options	28,849,329

Net Gain on Investments, Futures Contracts and Options	41,843,920

Increase in Net Assets From Operations	$57,058,657

See Notes to Financial Statements.

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Statements of Changes in Net Assets
For the Six Months Ended November 30, 2004 (unaudited)
and the Year Ended May 31, 2004

	November 30	May 31

OPERATIONS:
Net investment income	$15,214,737	$30,509,743
Net realized gain	12,994,591	34,385,677
Net change in unrealized appreciation/depreciation	28,849,329	(50,325,694)

Increase in Net Assets From Operations	57,058,657	14,569,726

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(14,230,072)	(25,612,007)
Net realized gains	(5,810,997)	(14,267,894)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(20,041,069)	(39,879,901)

FUND SHARE TRANSACTIONS:
Net proceeds from shares issued in reinvestment of distributions
(85,833 and 163,699 shares issued respectively)	1,199,739	2,448,643

Increase in Net Assets From Fund Share Transactions	1,199,739	2,448,643

Increase (Decrease) in Net Assets	38,217,327	(22,861,532)

NET ASSETS:
Beginning of period	311,714,134	334,575,666

End of period*	$349,931,461	$311,714,134

* Includes undistributed net investment income of:	$6,662,204	$5,677,539

See Notes to Financial Statements.

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Statement of Cash Flows (unaudited)
For the Six Months Ended November 30, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$17,399,667
Operating expenses paid	(2,072,734)
Net purchase of short-term investments	(4,548,000)
Realized gain on options	102,000
Realized gain on futures contracts	5,403,347
Net change in unrealized depreciations on futures contracts	(12,806,554)
Net purchases of long-term investments	(222,453,035)
Proceeds from disposition of long-term investments	224,481,794
Net change in receivable from broker — variation margin	1,160,156
Interest paid	(1,214,165)

Net Cash Provided By Operating Activities	5,452,476

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(20,041,069)
Cash paid on loan	(25,000,000)
Proceeds from reverse repurchase agreements	36,952,000
Proceeds from shares issued on reinvestment of dividends	1,199,739

Net Cash Flows Used By Financing Activities	(6,889,330)

Net Decrease in Cash	(1,436,854)
Cash, Beginning of period	2,925,290

Cash, End of period	$1,488,436

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH
FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$57,058,657

Accretion of discount on investments	(2,216,652)
Amortization of premium on investments	413,288
Increase in investments, at value	(52,761,853)
Increase in payable for securities purchased	31,404,253
Decrease in interest receivable	381,440
Increase in receivable for securities sold	(30,306,768)
Decrease in receivable from broker — variation margin	1,160,156
Decrease in prepaid expenses	8,432
Increase in interest payable	405,433
Decrease in accrued expenses	(93,910)

Total Adjustments	(51,606,181)

Net Cash Flows Provided By Operating Activities	$5,452,476

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Financial Highlights

For a share of Capital stock outstanding throughout each year or period ended May 31, unless otherwise noted:

	2004	(1)(2)	2004 (2)	2003 (2)	2002	2001	2000

Net Asset Value, Beginning of Period	$12.84		$13.88	$11.63	$11.53	$10.84	$9.71

Income (Loss) From Operations:
Net investment income	0.63		1.26	1.49	1.37 (3)	1.80	1.36
Net realized and unrealized gain (loss)	1.73		(0.65)	2.40	0.37 (3)	0.54	1.41

Total Income From Operations	2.36		0.61	3.89	1.74	2.34	2.77

Less Distributions From:
Net investment income	(0.59)		(1.06)	(1.65)	(1.65)	(1.65)	(1.65)
Net realized gains	(0.24)		(0.59)	—	—	—	—

Total Distributions	(0.83)		(1.65)	(1.65)	(1.65)	(1.65)	(1.65)

Increase in Net Asset Value Due to Shares
on Reinvestment of Dividends	—		—	0.01	0.01	—	0.01

Net Asset Value, End of Period	$14.37		$12.84	$13.88	$11.63	$11.53	$10.84

Market Value, End of Period	$16.22		$14.40	$15.53	$13.88	$12.65	$10.8125

Total Return, Based on Market Price(4)	19.39	%‡	3.38%	28.76%	26.23%	35.06%	5.83%
Ratios to Average Net Assets:
Total expenses, including interest expense	2.19	%†	1.98%	2.37%	3.06%	4.55%	4.45%
Total expenses, excluding interest expense
(operating expenses)	1.21	%†	1.21%	1.37%	1.40%	1.37%	1.39%
Net investment income	9.25	%†	9.19%	13.59%	13.60%(3)	15.41%	13.52%
Supplemental Data:
Net assets, End of Period (000s)	$349,931		$311,714	$334,576	$277,219	$271,898	$254,060
Portfolio Turnover Rate	54%		169%	237%	233%	225%	93%
Asset Coverage (000s)	$424,931		$411,714	$434,576	$377,219	$371,898	$354,060
Asset Coverage for Loan Outstanding	567%		412%	435%	377%	372%	354%
Weighted Average Loan (000s)	$76,230		$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans .	2.86%		2.19%	2.60%	4.40%	8.55%	7.55%

(1)	For the six months ended November 30, 2004 (unaudited).

(2)	Per share amounts have been calculated using the monthly average shares method.

(3)	Effective June 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 13.65%. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

(4)	For the purposes of this calculation, dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share are excluded.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies (unaudited)

Salomon Brothers Emerging Markets Income Fund II Inc. (“Fund”) was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of the significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities and derivatives for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines

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Notes to Financial Statements (unaudited) (continued)

or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(C) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and the counterparty subsequently monitors the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities purchased with the proceeds from the reverse repurchase agreement may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

(d) FUTURES CONTRACTS. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(e) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option. The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Notes to Financial Statements (unaudited) (continued)

(f) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(g) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lenders”). The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(h) CREDIT, EXCHANGE RATE AND MARKET RISK. The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(k) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S.

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Notes to Financial Statements (unaudited) (continued)

dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of the securities.

(l) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by the Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). SBAM provides all management, advisory and administration services for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. SBFM is not compensated by the Fund for its services.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund’s average weekly net assets for its services.

At November 30, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, did not hold any shares of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of SBAM and do not receive compensation from the Fund.

Note 3. Portfolio Activity

During the six months ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

Purchases	$253,857,288

Sales	$254,788,562

At November 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,948,244
Gross unrealized depreciation	(2,405,893)

Net unrealized appreciation	$14,542,351

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Notes to Financial Statements (unaudited) (continued)

At November 30, 2004, the Fund had the following reverse repurchase agreements outstanding:

Face
Amount	Security	Value

$50,375,000	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 2/19/04 bearing 1.40% to be repurchased at $51,090,045
	on 2/18/05, collateralized by: $50,000,000 Russian Federation,
	5.000% due 3/31/30; Market value $49,734,500	$50,375,000

4,240,000	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 11/12/04 bearing 1.85% to be repurchased at $4,319,529
	on 11/12/05, collateralized by: $4,000,000 Republic of Ecuador,
	12.000% due 11/15/12; Market value $4,070,000	4,240,000

25,944,000	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 11/26/04 bearing 1.75% to be repurchased at $26,404,326
	on 11/26/05, collateralized by: $23,000,000 Federative Republic
	of Brazil, C Bond, 8.000% due 4/15/14;
	Market value $23,128,800	25,944,000

6,768,000	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 11/26/04 bearing 1.75% to be repurchased at $6,888,085
	on 11/26/05, collateralized by: $6,000,000 Federative Republic
	of Brazil, C Bond, 8.000% due 4/15/14;
	Market value $6,033,600	6,768,000

	Total Reverse Repurchase Agreements
	(Cost — $87,327,000)	$87,327,000

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2004 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$79,782,037	1.30%	$87,327,000

Interest rates on reverse repurchase agreements ranged from 0.80% to 1.85% during the six months ended November 30, 2004. Interest paid on reverse repurchase agreements totaled $156,366.

At November 30, 2004, the Fund had the following open futures contracts:

	Number of				Unrealized
Contracts to Sell	Contracts	Expiration	Basis Value	Market Value	Loss

U.S. Treasury
10 Year Note	1,750	12/04	$194,394,043	$195,042,969	$(648,926)

At November 30, 2004, the Fund held loan participations with a total cost of $11,837,898 and a total market value of $11,945,369.

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Notes to Financial Statements (unaudited) (continued)

Note 4. Loan

At November 30, 2004, the Fund had a $110,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $75,000,000 outstanding with CXC, LLC, (the “Lenders”), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of the Adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2004, the annualized weighted average interest rate of the loan was 2.86% . The Fund paid interest expense of $1,057,799.

Note 5. Distributions to Shareholders

On October 22, 2004, the Board of Directors of the Fund declared dividends of $0.4125 per share from net investment income. The dividend is payable on December 17, 2004 to shareholders of record on December 7, 2004.

Note 6. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement,

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Notes to Financial Statements (unaudited) (continued)

CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Additional Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Income Fund II Inc. was held on September 17, 2004, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1. Election of Directors*

Nominees	Votes For	Votes Withheld

Leslie H. Gelb	22,277,842	368,743
Riordan Roett	22,455,661	190,566

At November 30, 2004, in addition to Leslie H. Gelb and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
R. Jay Gerken
William R. Hutchinson
Jeswald W. Salacuse

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of the Salomon Brothers Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited) (continued)

If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited) (continued)

commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for

Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited) (continued)

amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Additional Shareholder Information (unaudited)

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange

Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

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S A L O M O N    B R O T H E R S    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I I    I N C .

Directors

CA R O L   L. CO L M A N

DA N I E L   P. CR O N I N

LE S L I E   H. GE L B

R. JAY   G E R K E N , CFA

WI L L I A M   R.  HU T C H I N S O N

R I O R D A N   RO E T T

JE S WA L D  W.  SA L A C U S E

Officers

R. JAY   G E R K E N , CFA
Chairman and Chief Executive Officer

PE T E R   J. WI L B Y, CFA
President

AN D R E W   B. SH O U P
Senior Vice President and
Chief Administrative Officer

FR A N C E S   M   GU G G I N O
Chief Financial Officer and Treasurer

JA M E S   E.  CR A I G E , CFA
Executive Vice President

TH O M A S   K. FL A N A G A N , CFA
Executive Vice President

BE T H   A. SE M M E L , CFA
Executive Vice President

MA U R E E N   O. CA L L A G H A N
Executive Vice President

AN D R E W   BE A G L E Y
Chief Compliance Officer

WE N D Y   S.  SE T N I C K A
Controller

RO B E R T   I.  FR E N K E L
Secretary and Chief Legal Officer

Salomon Brothers Emerging Markets
Income Fund II Inc.

     125 Broad Street
     10th Floor, MF-2
     New York, New York 10004
     Telephone 1-888-777-0102

IN V E S T M E N T    MA N A G E R    A N D    AD M I N I S T R AT O R
     Salomon Brothers Asset Management Inc
     399 Park Avenue
     New York, New York 10022

CU S T O D I A N
      State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

TR A N S F E R    AG E N T
     American Stock Transfer & Trust Company
     59 Maiden Lane
     New York, New York 10038

IN D E P E N D E N T    RE G I S T E R E D  PU B L I C
AC C O U N T I N G    F I R M
     PricewaterhouseCoopers LLP
     300 Madison Avenue
     New York, New York 10017

LE G A L    CO U N S E L
     Simpson Thacher & Bartlett LLP
     425 Lexington Avenue
     New York, New York 10017-3909

NE W  YO R K   ST O C K  EX C H A N G E  SY M B O L
EDF

Salomon Brothers
Emerging Markets
Income Fund II Inc.

Semi-Annual Report

N o v e m b e r   3 0 , 2 0 0 4

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

EDFSEMI 11/04
04-7649

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain oth er Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund II Inc.;

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.;

Date: February 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.;

Date:	February 4, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino )
Chief Administrative Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.;

Date:	February 4, 2005